EXHIBIT NO. 23


                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in Registration Statement Nos. 33-19274, 33-50543, 33-50715, 33-50617, 333-02571 and 333-14209 of Duke
Power Company on Form S-3, Registration Statement No. 2-72172 of Duke Power Company on Form S-8 and Registration Statement No. 333-23227 on Form S-4 of our report dated February 7, 1997, appearing in this Form 10-K of Duke Power Company for the year ended December 31, 1996.



                                            DELOITTE & TOUCHE  LLP

Charlotte, North Carolina
March 24, 1997